                                                                    EXHIBIT 32.2

      CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT
                TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

     In connection with the annual report of Anixter International Inc. (the "Company") on Form 10-K for the period ending December 30, 2005 as filed with the Securities and Exchange Commission on the date here of ("the Report") I, Dennis J. Letham, Senior Vice President-Finance and Chief Financial Officer of the Company, certify, pursuant to 18 U.S.C. Sec. 1350, as adopted pursuant to Sec. 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Dennis J. Letham
-------------------------------------
Dennis J. Letham
Senior Vice President-Finance and
Chief Financial Officer
February 23, 2006